UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 29, 2026

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 2.02    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 29, 2026, Everest Group, Ltd. (the "Registrant") issued a news release announcing its second quarter 2026 results. A copy of that news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the Registrant, dated July 29, 2026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

	By:	/s/ ROBERT J. FREILING
Robert J. Freiling Senior Vice President and Chief Accounting Officer

Dated: July 29, 2026

EXHIBIT INDEX

Exhibit Number	Description of Document	Page No.

99.1	News Release of Registrant, dated July 29, 2026	5

104	Cover Page Interactive Data File (embedded within the Inline XBRL document